Section 906 Certifications
I, Jonathan S. Horwitz, the Principal Executive Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: July 25, 2014
/s/ Jonathan S. Horwitz
______________________
Jonathan S. Horwitz
Principal Executive Officer
Section 906 Certifications
I, Steven D. Krichmar, the Principal Financial Officer of the Funds listed on Attachment A, certify that, to my knowledge:
1. The form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2014 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Form N-CSR of the Funds listed on Attachment A for the period ended May 31, 2014 fairly presents, in all material respects, the financial condition and results of operations of the Funds listed on Attachment A.
Date: July 25, 2014
/s/ Steven D. Krichmar
______________________
Steven D. Krichmar
Principal Financial Officer
Attachment A
N-CSR
Period (s) ended May 31, 2014

Putnam Arizona Tax Exempt Income Fund

Putnam Minnesota Tax Exempt Income Fund

Putnam Massachusetts Tax Exempt Income Fund

Putnam New York Tax Exempt Income Fund

Putnam High Yield Advantage Fund

Putnam Equity Income Fund

Putnam Pennsylvania Tax Exempt Income Fund

Putnam Ohio Tax Exempt Income Fund

Putnam New Jersey Tax Exempt Income Fund

Putnam Michigan Tax Exempt Income Fund

Putnam Dynamic Asset Allocation Equity Fund

Putnam Dynamic Risk Allocation Fund

Putnam Short Term Municipal Income Fund

Putnam Intermediate Term Municipal Income Fund

Putnam Emerging Markets Income Fund

Putnam Global Dividend Fund